Exhibit 10.16

JOINT FILING AGREEMENT

JOINT FILING AGREEMENT, dated as of this 22nd day of September, 2026 among CFAC Holdings VIII, LLC, Cantor Fitzgerald & Co., Cantor Fitzgerald Securities, Cantor Fitzgerald, L.P., CF Group Management, Inc., and Brandon G. Lutnick (collectively, the “Reporting Persons”).

WHEREAS, pursuant to Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the parties hereto desire to satisfy any filing obligation under Section 13(d) of the Exchange Act by a single joint filing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Reporting Persons hereby agree and represent as follows:

1.	Amendment No. 6 to Schedule 13D with respect to the shares of common stock of XBP Global Holdings Inc. (to which this Joint Filing Agreement is an exhibit) is filed on behalf of each of the Reporting Persons.

2.	Each of the Reporting Persons is responsible for the timely filing of Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such Person contained therein, provided that each such Person is not responsible for the completeness or accuracy of the information concerning any of the other Reporting Persons, unless such Person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be duly executed and delivered as of the date first above written.

CFAC HOLDINGS VIII, LLC

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

CANTOR FITZGERALD & CO.

By:	/s/ Pascal Bandelier
Name:	Pascal Bandelier
Title:	Co-Chief Executive Officer

CANTOR FITZGERALD SECURITIES

By:	/s/ Pascal Bandelier
Name:	Pascal Bandelier
Title:	Co-Chief Executive Officer

CANTOR FITZGERALD, L.P.

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

CF GROUP MANAGEMENT, INC.

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

/s/ Brandon G. Lutnick
Brandon G. Lutnick

[Signature page to Joint Filing Agreement for XBP Global Holdings Inc. Schedule 13D/A]